Exhibit 99.1

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[LOGO]

(NasdaqSC: ANGN)

Annual Shareholders Meeting

Wednesday May 14, 2003

[LOGO]

Cautionary Statement

Statements made during this presentation concerning the company’s or management’s expectations about future results or events are “forward-looking statements.” Such statements are necessarily subject to risks and uncertainties that could cause actual results to vary materially from stated expectations. Additional information concerning the factors that could cause actual results to differ materially from the Company’s current expectations is contained in the company’s periodic filings with the Securities and Exchange Commission.

[LOGO]	[LOGO]

Medical Graphics Subsidiary
Operating Business

•       Base Business

—    Cardiorespiratory diagnostic products

—    Established market and competitors

—    Modest growth potential as market expands

—    Technology foundation

•       Growth Initiative

—    New Leaf health and fitness products

—    Medical technology viable for the consumer

—    New market initiative (unknowns and risk)

—    Significant growth opportunity

2002 Developments

•       Operational

—    Improved fundamentals and cost management

•       Base business cash flow positive at operating level

—    Piloted and refined growth business initiative

•       Financial

—    Converted $20 million in debt to equity

•       Joint prepackaged chapter 11

•       Retain $125 million NOL

•       Eliminated ICD business legacy costs of $2 million

—    No debt and $4 million in cash (3.6 million shares)

Medical Graphics - Base Business

•       Cardiorespiratory diagnostics

—    Hospital based capital equipment

—    Leader in metabolic measurement technology

—    Highly rated for value by independent agency

•       Historically about $20 million in revenue

—    Recently slightly depressed

•       $13.4 million for 10 month fiscal “year” 2002

•       About $17 million for 12 month period

—    Post Y2K hospital capital budget cuts

—    Global economic issues

•       Upward trend in U.S. system orders

—    Consistent growth since early 2000

—    Book to Bill ratio > 1

Base Business Status

•       Hospital capital equipment market recovering

—    Post Y2K slowdown

•       Gaining market share

—    Product performance and value

—    Customer service

•       Margins improving

•       Market expanding to physician clinics & 2nd tier hospitals

—    Nearly double market size over a 5 to 7 year period

—    Relatively minor product enhancements

Base Business Recent Results & Outlook

•       Q1 FY 2003 Results

—    Revenue 5.6 % above Q1 2002

•       Double digit growth in U.S. Orders

•       Partially offset by international decline

—    Gaining market share

—    Cash flow positive at operating level

•       New products to expanded market size in development

—    Initial introductions in early FY 2004

•       International markets beginning to recover

•       Anticipate 5% to 10% annual growth in next few years

Growth Opportunity

[GRAPHICS]

[New Leaf Logo]

•       Brand of products for weight management and fitness conscious consumers — a $35 billion market

•       The science behind weight management

—    Individual metabolic profile — compared to estimates & averages

•       Base metabolism

•       Response to exercise — max calorie and max fat burning

—    Biofeedback during exercise to maximize results

•       Exercise smarter not harder

•       Based on Medgraphics’ metabolic technology

—    Previously cost and complexity limited market to hospitals & elite athletic teams

—    Made cost effective and simple for health clubs and weight loss centers

•       The Market

—    58 million overweight adult Americans

—    Additional 39 million obese adult Americans

—    Total U.S. weight loss market estimated at $35 billion

•       Health and Fitness Club Channel

—    17,000 health clubs in U.S.

—    32 million members

—    70% want to lose weight

—    Piloted exercise program in 35 locations in 2002

—    Weight loss training launched in Oct 2002

[Weight Loss Training Logo] How It Works

LEARN

The New Leaf personal assessment system measures the users metabolic profile during a 10 to 15 minute exercise on any piece of cardio exercise equipment

[GRAPHIC]

LEARN:  How fit am I?

VO2 Max

[CHART]

LEARN: How does this impact my Life ?

VO2 at FT

[CHART]

LEARN:  How can I Change?

[CHART]

LEARN:  What do I do ?

[GRAPHIC]

BURN

Personal Digital Coach is a biofeedback device that is worn while exercising and provides verbal coaching to help the user exercise at the correct intensity to achieve their goals.  Uploads workout results to PC to track progress.

[GRAPHIC]

Nutrition Management
How It Works

Assessment

Online questionnaire to assess history, risk factors and current practices

[GRAPHIC]

Goals and Plan

Online interactive development of individual goals and plan

[GRAPHIC]

LEARN

Download education modules to manage diet to achieve goals.

[GRAPHIC]

The Business Model
How it works

Angeion	Health & Fitness Club

•       Breakeven setting club up to offer program

•       Revenue and profit from each member that participates in program

—    Exercise assessment kits

—    Personal Digital Coaches

—    Nutrition program access

•       Establish brand for future product offerings

•       Low cost of entry to start

—    Breakeven with 2 clients/mo.

•       Non-dues revenue from existing club members

—    Assessments

—    Kit and PDC sales

—    Personal training time

•       Introduce members to personal training

•       Help attract & keep members

The Business Model
The Numbers — A Typical Club
Average 12 Member Participants per Month

Angeion	Health & Fitness Club
• $2,500 Set up Fee — (breakeven) • $15,000 Revenue per year — Assess kits sales (144) — Personal Digital Coaches (72) — Nutrition program (48) • $9,000 Gross Margin

•       $2,500 initial investment

•       $35,000 Revenue per year

—    Initial assessments & kits

—    Personal digital coaches

—    Follow up assessments

—    Nutrition program

—    Personal training time

•       $13,000 Margin Contribution

—    2 months to recover investment

Competition & Pricing

•       HealtheTech — BodyGem  (IPO in 2002)

—    Measures resting metabolism for diet planning

—    No exercise measurements or monitoring

—    Typically costs $2,000 for system $10 to $15 per assessment

•       Polar (and other) heart rate monitors

—    Measure heart rate during exercise (zone training)

—    No individual assessment — based on estimates

—    Typically costs $125 to $350

•       Weight Loss Centers (e.g. Curves for Women, Jenny Craig)

—    Typically costs $30 to $400 per month, depending on a variety of factors, including cost of food, counseling, etc.

New Leaf Status and Milestones

•       Piloted Program in 35 Clubs during FY 02

—    Premier leaders — East Bank — Chicago

—    Specialty clubs — Baseline Fitness — Columbus. OH

•       Launched Weight Loss Training October

—    15 new Locations Added

—    Target 100 new club locations in FY 03

•       Including pilots in 4 to 6 chains of 20 or more clubs

—    Target 500 total clubs year end FY 04 grow to 1,000 in FY 05

•       Test Alternative Channels in 2003

—    Personal Training Studios

—    Fitness Equipment retailers

—    Meaningful revenue contribution in FY 04

Q & A

[LOGO]

(NasdaqSC: ANGN)

Thank you.